SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 17, 2007
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. Entry into a Material Definitive Agreement
On May 17, 2007, Alliance Data Systems Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger by and among Aladdin Holdco, Inc. (“Parent”), Aladdin Merger Sub, Inc. (“Merger Sub”) and the Company dated as of May 17, 2007 (the “Merger Agreement”). Under the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, and as a result the Company will continue as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Parent is owned by an affiliate of The Blackstone Group. At the effective time of the Merger, each outstanding share of common stock of the Company (the "Common Stock”), other than shares owned by the Company, Parent, any subsidiary of the Company or Parent, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be cancelled and converted into the right to receive $81.75 in cash, without interest.
Upon the unanimous recommendation of a Special Committee comprised entirely of independent directors (the “Special Committee”), the Board of Directors of the Company has unanimously determined that the Merger Agreement and the transactions provided for therein (including the Merger) are fair to and in the best interests of the Company and its stockholders, declared the Merger Agreement and the Merger advisable, approved the Merger Agreement and resolved to recommend adoption of the Merger Agreement by Company stockholders.
The Company has made customary representations and warranties in the Merger Agreement, which expire at the effective time of the Merger, as well as customary covenants. The Company may not solicit competing proposals or, subject to exceptions that permit the Company’s Board of Directors (or the Special Committee) to take actions required by their fiduciary duties, participate in any discussions or negotiations regarding alternative proposals.
The Merger Agreement may be terminated under certain circumstances, including if the Company has received a superior proposal and the Company’s Board of Directors (or the Special Committee) has determined in good faith that the failure to terminate the Merger Agreement would reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board of Directors or Special Committee and the Company otherwise complies with certain terms of the Merger Agreement. Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to reimburse Parent and Merger Sub for their transaction expenses up to $20,000,000 and under specified circumstances, the Company will be required to pay Parent, or its designee, a termination fee of $170,000,000 less any expenses previously reimbursed. Additionally, under specified circumstances, Parent will be required to pay the Company a termination fee of $170,000,000.
It is currently anticipated that substantially all of the Company’s outstanding Series A and Series B Senior Notes will either be tendered for or repaid in connection with the transaction. The parties expect to close the transaction by year-end. Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the proceeds of which, together with the available cash of the Company, will be sufficient for Parent to pay the aggregate merger consideration and all related fees and expenses of the transactions contemplated by the Merger Agreement. Consummation of the Merger is not subject to a financing condition, but is subject to customary conditions to closing, including the approval of the Company’s stockholders and regulatory clearance.
Banc of America Securities LLC and Lehman Brothers, Inc. served as financial advisors to the Company and the Special Committee in connection with the transaction, and Evercore Group L.L.C. served as financial advisor to the special committee. On May 17, 2007, Evercore Group L.L.C. delivered an opinion to the Special Committee that, as of the date of the opinion and subject to the limitations, qualifications and assumptions set forth therein, the merger consideration to be received by holders of the Company’s common stock is fair from a financial point of view to the holders of the Company’s common stock.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.
The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Additional Information and Where to Find It
In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC by the Company via the SEC’s website at www.sec.gov. When available, the proxy statement and such other documents may also be obtained for free by directing such request to Alliance Data Investor Relations at (972) 348-5191 or on the Company’s website at www.AllianceData.com.
Participants in the Transaction
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the interests of the Company’s directors and officers, which may differ from the interests of stockholders generally, will be set forth in the proxy statement and related documents regarding the transaction to be filed with the SEC.
ITEM 7.01. Regulation FD Disclosure
On May 17, 2007, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.
Forward-Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. Such risks include, without limitation, the ability of the parties to the Merger Agreement being able to satisfy the conditions to closing specified therein.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding The Company’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
2.1	Agreement and Plan of Merger by and among Aladdin Holdco, Inc., Aladdin Merger Sub, Inc. and the Company dated as of May 17, 2007.*

99.1	Press release dated May 17, 2007 regarding the entry into a defintive agreement to be acquired by an affiliate of The Blackstone Group.

Note:	The information contained in Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: May 17, 2007	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
2.1	Agreement and Plan of Merger by and among Aladdin Holdco, Inc., Aladdin Merger Sub, Inc. and the Company dated as of May 17, 2007.*

99.1	Press release dated May 17, 2007 regarding the entry into a defintive agreement to be acquired by an affiliate of The Blackstone Group.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted to the SEC upon request.